UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   December 21, 2023

BMO 2023-C6 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001987419)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

KeyBank National Association

(Central Index Key number: 0001089877)

Argentic Real Estate Finance 2 LLC

(Central Index Key number: 0001624053)

Wells Fargo Bank, National Association

(Central Index Key number: 0000740906)

UBS AG

(Central Index Key number: 0001685185)

LMF Commercial, LLC

(Central Index Key number: 0001592182)

Zions Bancorporation, N.A.

(Central Index Key number: 0000109380)

Goldman Sachs Mortgage Company

(Central Index Key number: 0001541502)

German American Capital Corporation

(Central Index Key number: 0001541294)

Starwood Mortgage Capital LLC

(Central Index Key number: 0001548405)

(Exact name of sponsors as specified in their charters)

Delaware	333-255934-07	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Form 8-K/A amends and supplements the Current Report on Form 8-K (the “December 28, 2023 Form 8-K”), filed with the Securities and Exchange Commission (the “Commission”) on December 28, 2023 under Commission File No. 333-255934-07 (SEC Accession No. 0001539497-23-002251), with respect to BMO 2023-C6 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-C6, as and to the extent described below. The purpose of this amendment is to amend the December 28 Form 8-K by adding Item 6.02 of this Form 8-K/A to the December 28, 2023 Form 8-K. Effective upon the filing of this Form 8-K/A, the December 28, 2023 Form 8-K is amended and supplemented by Item 6.02 of this Form 8-K/A.

Item 6.02.	Change of Servicer or Trustee.

Argentic Services Company LP (“Argentic”), is the special servicer under the pooling and servicing agreement (the “MSWF 2023-2 PSA”) for the MSWF Mortgage Trust 2023-2 securitization transaction, which governs the servicing of the Whole Loan (the “CX – 250 Water Street Whole Loan”) relating to the Mortgage Loan (the “CX – 250 Water Street Mortgage Loan”) secured by the Mortgaged Property identified on the Mortgage Loan Schedule as CX – 250 Water Street. As such, Argentic is an Outside Special Servicer with respect to the BMO 2023-C6 Mortgage Trust transaction.

The Outside Special Servicer with respect to the CX – 250 Water Street Mortgage Loan

Argentic Services Company LP, a Delaware limited partnership (“ASC”) and will act as the special servicer (in such capacity, the “MSWF 2023-2 Special Servicer”) with respect to the CX - 250 Water Street Whole Loan under the MSWF 2023-2 pooling and servicing agreement (the “MSWF 2023-2 PSA”). ASC will be responsible for special servicing and administration if such loan were to become a “specially serviced loan” or “REO property” pursuant to the MSWF 2023-2 PSA. ASC maintains its office at 500 North Central Expressway, Suite 261, Plano, Texas 75074 and its telephone number is 469-609-2000.

ASC currently has a commercial special servicer rating of “CSS2-” by Fitch, a commercial loan special servicer rating of “Average” by S&P and a DBRS Morningstar Commercial Mortgage Special Servicer Ranking of MOR CS2.

ASC, formed in 2019, began operations in early 2020 and is a limited partnership ultimately controlled by, and majority-owned by, funds managed by Elliott Investment Management L.P. and its affiliates (collectively, “Elliott”). As of June 30, 2023, Elliott manages approximately $59.2 billion in assets. Certain key employees of ASC and Argentic Investment Management LLC (“AIM”) retain a minority stake in ASC ownership. In addition to being affiliates of Elliott and AIM as to the MSWF 2023-2 PSA, ASC is an affiliate of (i) Argentic Real Estate Finance 2 LLC, a mortgage loan seller, sponsor, an originator and retaining sponsor under the MSWF 2023-2 PSA, and (ii) Argentic Securities Income USA 2 LLC, the initial directing certificateholder under the MSWF 2023-2 PSA with respect to the CX - 250 Water Street Whole Loan.

With respect to BMO 2023-C6 Mortgage Trust, ASC is an affiliate of Argentic Real Estate Finance 2 LLC, a mortgage loan seller, sponsor and an originator under the BMO 2023-C6 Mortgage Trust.

As of November 30, 2023, ASC had nineteen (19) employees responsible for special servicing of commercial mortgage loans, including its senior management team averaging 35 years of industry experience. ASC was named special servicer on 53 securitized pools (47 commercial mortgage-backed securities pools and 6 collateralized loan obligation pools) including 1,340 loans secured by 1,990 properties with an unpaid balance of approximately $29.5 billion as of November 30, 2023. As of November 30, 2023, ASC was actively managing 27 commercial mortgage-backed securities loans, secured by 33 properties (including 4 REO properties) with an approximate unpaid balance of $814 million.

Neither ASC nor any of its affiliates intends to retain any certificates issued by BMO 2023-C6 Mortgage Trust or any other economic interest in the BMO 2023-C6 Mortgage Trust securitization. However, ASC or its affiliates may retain or own in the future certain classes of certificates. Any such party will have the right to dispose of any such certificates at any time.

ASC uses a cloud hosted, web browser interface, special servicing and asset management system as its system of record (“RealINSIGHT”). RealINSIGHT is a full-function loan and real estate underwriting, asset management, data and document repository, credit surveillance and reporting system that supports the start-to-finish, life cycle management of performing and distressed asset portfolios, special servicing and risk management. RealINSIGHT with its enhanced features for managing servicing, risk and compliance processes has the following features: various communication mechanisms (alerts, messages, notifications), standard action and resolution reports/templates (including asset status reports and consent memoranda), industry standard reports (including the industry standard special servicing loan and property data files and liquidation templates), the ability to build custom reports and models including dashboards and analytics, structured guidance to build workflows and action plans, recordkeeping modules for document, vendor management, and geographic mapping.

ASC has its own watch list and surveillance reports to monitor monthly CREFC® IRP reports produced by the master servicer in comparison to ASC’s internal reports using RealINSIGHT to identify degradation of performance or other potential transfer events. Although ASC’s internal watch list criteria overlaps with CREFC®’s portfolio review guidelines in some instances, ASC’s criteria are more conservative and broader in order to not overcomplicate or restrict any watch list determinations. ASC revises and enhances its watch list criteria as necessary to ensure “early detection” of potential collateral or borrower issues.

ASC has a shared services agreement with AIM wherein AIM provides certain non-servicing support functions and non-personnel services to ASC. These areas of support include legal, finance, human resource services and information technology.

As required, ASC engages vendors for third party services pertaining to, among other things, (i) the preparation of appraisals, inspections, surveys, title updates or policies, and environmental and property condition reports, and (ii) actions and decisions for legal issues, property management, listing, leasing, brokerage, tax appeal, REO insurance and operating information analysis.

ASC has detailed operating policies and procedures (including templates and exhibits) which are formally reviewed on an annual basis, and adopts interim changes as necessary to: (i) the extent required by applicable law or regulation including in accordance with the applicable servicing criteria set forth in Item 1122 of Regulation AB under the Securities Act; (ii) maintain current industry best practices based on ASC’s participation in various industry associations and its external communications with clients and other constituents; and (iii) address material changes to its business or the overall business environment that it believes warrant a change to its policies and procedures. ASC has a documented disaster recovery and business continuity plan. ASC does not have a stand-alone internal audit department. ASC has engaged a qualified independent public accounting firm that is registered with the PCAOB, and co-sources internal audit functions.

ASC does not believe that its financial condition will have any adverse effect on the performance of its duties under the MSWF 2023-2 PSA and, accordingly, will not have any material impact on the performance of the CX - 250 Water Street Whole Loan or the Certificates. Under the MSWF 2023-2 PSA, ASC has no obligation to make any servicing advances; provided that in an urgent or emergency situation requiring the making of a servicing advance, ASC may make a servicing advance in its sole discretion.

ASC, in its role as a special servicer, does not establish any bank accounts except for REO bank accounts as required pursuant to the transaction documents. All such accounts will be established at financial institutions meeting the requirements of the related transaction documents. Funds in such accounts will not be commingled.

In its capacity as MSWF 2023-2 Special Servicer, ASC will not have primary responsibility for custody services of original documents evidencing the CX - 250 Water Street Whole Loan, but may from time to time have custody of certain such documents as necessary for enforcement actions or otherwise. To the extent that ASC has custody of any such documents for any such servicing purposes, such documents will be maintained in a manner consistent with the servicing standard set forth in the MSWF 2023-2 PSA.

ASC expects from time-to-time to be a party to lawsuits and other legal proceedings as part of its duties as a special servicer (e.g., enforcement of loan obligations) and/or arising in the ordinary course of its business. ASC does not believe that any such lawsuits or legal proceedings would, individually or in the aggregate, have a material adverse effect on its business or its ability to service loans pursuant to the MSWF 2023-2 PSA. There are currently no proceedings pending and no legal proceedings known to be contemplated by governmental authorities, against ASC or of which any of its property is the subject, which are material to the certificate holders.

No securitization transaction involving commercial or multifamily mortgage loans in which ASC is acting as special servicer has experienced an event of default as a result of any action or inaction by ASC as special servicer. ASC has not been terminated as servicer in a commercial mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger. In addition, there has been no previous disclosure of material noncompliance with servicing criteria by ASC with respect to any other securitization transaction involving commercial or multifamily mortgage loans in which ASC was acting as special servicer.

ASC may enter into one or more arrangements with the applicable directing certificate holder, holders of certificates of the controlling class or any person with the right to appoint or remove and replace the MSWF 2023-2 Special Servicer and to provide for a discount and/or revenue sharing with respect to certain of the special servicing compensation in consideration of, among other things, ASC’s appointment as MSWF 2023-2 Special Servicer under the MSWF 2023-2 PSA and any related intercreditor agreement and limitations on such person’s right to replace the MSWF 2023-2 Special Servicer.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2024	BMO COMMERCIAL MORTGAGE SECURITIES LLC

	By:	/s/ Paul Vanderslice
		Name:	Paul Vanderslice
		Title:	Chief Executive Officer

BMO 2023-C6 – Form 8-K/A